UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% notes due 2025	SCCC	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2024, Sachem Capital Corp. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Blackwells Capital LLC, Blackwells Onshore I LLC and Jason Aintabi (together with their respective affiliates, “Blackwells”). Pursuant to the Cooperation Agreement, the board of directors of the Company (the “Board”) appointed Jeffery C. Walraven to serve on the Board, with a term expiring at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”), and agreed to nominate, support and recommend Mr. Walraven for election at the 2024 Annual Meeting. Effective upon execution of the Cooperation Agreement, Blackwells withdrew a notice of intent that it submitted to the Company to nominate candidates for election to the Board at the 2024 Annual Meeting.

The Cooperation Agreement further provides, among other things, that until the Termination Date (as defined below), (i) Blackwells will be subject to customary standstill restrictions, including, among others, with respect to proxy solicitations and extraordinary transactions; (ii) each party will not disparage or sue the other party, subject to certain exceptions; (iii) Blackwells will vote all common shares of the Company beneficially owned by Blackwells in accordance with the Board’s recommendations with respect to all proposals submitted to shareholders at each annual or special meeting of shareholders of the Company, subject to certain exceptions; and (iv) the Company will reimburse certain of Blackwells’ out-of-pocket costs and expenses, provided that such reimbursement will not exceed $150,000 in the aggregate.

The Cooperation Agreement will remain in effect until terminated in accordance with its terms. Unless otherwise mutually agreed to in writing, either party can terminate the Cooperation Agreement with five business days’ notice following the date that is 30 days prior to the earlier of (i) the deadline under the Company’s bylaws for the nomination of director candidates for election to the Board at the 2032 annual meeting of shareholders and (ii) the deadline for shareholder nominations of director candidates under Rule 14a-19 under the Securities Exchange Act of 1934, as amended, with respect to the 2032 annual meeting of shareholders (the “Termination Date”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2024, the Board appointed Jeffery C. Walraven to the Board with a term expiring at the 2024 Annual Meeting. Mr. Walraven’s appointment filled the vacant fifth seat on the Board resulting from the resignation of Jeffrey Villano from the Board in 2019.

Jeffery C. Walraven, age 55, brings to the Board experience in public company accounting, corporate capital markets and background in the real estate industry. Mr. Walraven is Co-Founder and Chief Operating Officer of Freehold Properties, Inc., a real estate investment trust (REIT) focused on specialty industrial and retail real estate, since its formation in May 2019. In addition, he has served as an independent director and member of the audit committee of Broad Street Realty, Inc. (OTCQX: BRST), a real estate company that owns, operates, develops, and redevelops primarily essential grocery-anchored shopping centers and mixed-use properties, since September 2023. From January 2014 to May 2019, Mr. Walraven served as Executive Vice President and Chief Financial Officer of MedEquities Realty Trust, Inc. (formerly NYSE: MRT), a REIT specializing in healthcare properties. From July 2007 to June 2014, Mr. Walraven served as an assurance partner of BDO USA, LLP, an international accounting firm, and was appointed Managing Partner of BDO USA’s Memphis office in January 2013. Mr. Walraven is formerly a certified public accountant and graduated from Bob Jones University with a B.S. in Financial Management and from Clemson University with a Masters of Professional Accountancy.

Except for the arrangements disclosed herein, there is no arrangement or understanding between the Company and Mr. Walraven pursuant to which he was appointed to the Board, and there have been no related party transactions between the Company and Mr. Walraven that would be reportable under Item 404(a) of Regulation S-K. Mr. Walraven will receive compensation consistent with the Company’s compensation program for non-employee directors.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of a press release announcing the appointment of Mr. Walraven is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, dated August 20, 2024, between Sachem Capital Corp. and Blackwells Capital LLC, Blackwells Onshore I LLC and Jason Aintabi
99.1	Press Release, dated August 26, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: August 26, 2024	By:	/s/ John L. Villano
John L. Villano, CPA
President and Chief Executive Officer